Exhibit 99.2

First Quarter 2010 Review April 21, 2010 Speakers: Henry Meyer Jeff Weeden Exhibit 99.2

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key's actual results to differ materially from those described in the forward-looking statements can be found in Key's Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the Securities and Exchange Commission and is available on Key's website (www.key.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

3 Strategic Update First quarter 2010 loss narrows Continued improvement in credit quality Capital and liquidity positions remain strong Management transition completed Continued investment in relationship businesses

4 2010 Strategic Priorities Return to sustainable profitability Sustain strong reserves, capital and liquidity Continue building a robust risk management culture Expand and acquire client relationships Attract and retain a capable, diverse and engaged workforce

5 Financial Summary ^ First Quarter 2010 TE = Taxable Equivalent, EOP = End of Period (a) Ratios are estimated. Loss from continuing operations attributable to Key common shareholders $ (.11) Performance - from continuing operations Net interest margin (TE) 3.19% Return on average total assets (.26) Capital Tier 1 common equity (a) 7.53% Tier 1 risk-based capital (a) 12.96 Total risk-based capital (a) 17.11 Tangible common equity to tangible assets 7.37 Asset quality - from continuing operations Allowance for credit losses to period-end loans 4.55% Net loan charge-offs to average loans 3.67 NPLs to EOP portfolio loans 3.69 NPAs to EOP portfolio loans + OREO + Other NPAs 4.31

6 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738 738 684 664 595 591 613 637 632 NII Adjustments 34 838 18 0 15 738.4 738 684 642 595 591 613 637 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.027 0.0245 0.0238 0.023 0.0237 0.0253 0.0271 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0317 0.0287 0.0279 0.0277 0.0287 0.0304 0.0319 $ in millions Continuing Operations (a) Net Interest Margin (TE) Net Interest Margin Net Interest Income (a) TE = Taxable Equivalent The information shown in this table has been adjusted to exclude the impact of certain leveraged lease terminations, which reduced taxable equivalent net interest income by $16 million and $14 million in 2Q09 and 3Q09, respectively. Net Interest Spread

7 $4.2 ..9 ..9 1.0 3.6 10.6 ..1 $10.7 $4.2 CF&A CRE - Comml Mtg CRE - Construction Leasing Home Equity Other Consumer Exit Portfolios Total Loans Loans Held for Sale Total Loans and Loans Held for Sale Leasing CRE - Homebuilder Marine/RV Floor Plan Home Equity - Other Marine/RV & Other Consumer Total Exit Portfolios Held for Sale Homebuilder and Leasing Loans Total Exit Portfolios and Loans Held for Sale Discontinued Operations - Education Lending Business (a) Exit Portfolios - Average Balances $25.5 11.0 6.7 4.6 10.3 2.9 10.6 71.6 ..7 $72.3 $3.5 ..6 ..6 ..9 3.3 8.9 - $8.9 $3.8 $3.8 ..7 ..8 1.0 3.5 9.8 - $9.8 $4.1 $23.7 11.9 5.5 4.6 10.3 2.9 9.8 68.7 ..6 $69.3 Average Loans $21.5 11.5 5.3 4.6 10.2 2.8 8.9 64.8 ..7 $65.5 (a) Includes discontinued operations loans held for sale and loans in Key's education loan securitization trusts consolidated upon the adoption of new consolidation accounting guidance on January 1, 2010. $ in billions Continuing Operations $19.3 10.9 4.8 4.5 10.0 3.0 8.0 60.5 ..6 $61.1 $3.1 ..5 ..5 ..9 3.0 8.0 - $8.0 $3.9 $18.4 10.1 4.5 4.4 10.0 3.0 7.2 57.6 ..4 $58.0 $2.8 ..3 ..4 ..8 2.9 7.2 ..1 $7.3 $6.7

8 (a) Excludes foreign office deposits. Average Deposits (a) CDs > $100K CDs < $100K Savings NOW/MMDA DDA Deposits 0.1627 0.1953 0.0279 0.3829 0.231 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Foreign Deposits 5.721 5.9 4.121 2.761 1.3 DDA 12.9 10.7 10.6 10.6 10.7 11.1 12.4 13.6 14.6 15 NOW/Money Market 25.7 27 27.7 26.7 24.9 24 24.1 24.4 24.9 24.7 Savings 1.5 1.9 1.8 1.8 1.7 1.7 1.8 1.8 1.8 1.8 CD's < $100K 11.454 12.7 12.7 13.1 14.6 14.7 14.9 14.8 13.8 12.6 CD's > $100K 6.888 8.072 8.67 9.506 11.3 12.5 13.5 12.8 11.7 10.5 Total 58.5 60.4 61 61.7 63.2 64 66.8 67.4 66.8 64.6 $ in billions DDA NOW/MMDA Savings CDs < $100K CDs > $100K 12.5 13.6 12.8 11.7 14.7 14.9 14.8 13.8 1.7 1.8 1.8 1.8 24.0 24.1 24.4 24.9 11.1 12.4 13.6 14.6 CDs > $100K 16% CDs < $100K 20% DDA 23% NOW/MMDA 38% Savings 3% 10.5 12.6 1.8 24.7 15.0

9 Strong Liquidity Position Loans to Deposits (a) Continuing operations Discontinued operations Average Earning Assets 1Q09 1Q10 Average Deposit & Funding Sources 1Q09 1Q10 Total Loans Loans HFS Investment Securities Other Investments ST Investments Core Deposits Dep. In Foreign Offices LT Debt ST Borrowings Education lending business (a) Ending balances; Loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch) 115% 107% 101% 98% 93% Education lending business Loans Loans HFS Investment Securities ST Invest Other Investment Discontinued 71612 686 8127 2450 2896 4417 Deposits Deposits in FO ST Borrowings LT Debt Discontinued Pie 1 63987 1259 5950 10431 571 Loans Loans HFS Investment Securities ST Invest Other Investment Ed Lnd Ed Sec 57628 790 16312 2806 2707 4105 2625 Deposits Deposits in FO ST Borrowings LT Debt Ed Lnd Ed Sec Pie 1 64640 693 2280 7001 434 2481 Education loan securitization trusts Education loan securitization trusts

10 1Q10 Net Loan Charge-offs = $522 million Net Loan Charge-offs Net Loan Charge-Offs to Average Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Exit Portfolios 0.0026 0.0176 0.0049 0.007 0.0082 0.0086 0.0084 0.0092 0.0108 Consumer 0.001 0.001 0.0012 0.0017 0.0018 0.0026 0.0028 0.0033 0.0037 RE Construction 0.0004 0.0043 0.0012 0.0001 0.0034 0.0042 0.0113 0.0084 0.008 RE Comml Mortgage 0.0002 0.0007 0.0011 0.0023 0.0012 0.0051 0.0049 0.0108 0.0075 CF&A & Leasing 0.0025 0.0038 0.0044 0.0056 0.0115 0.0089 0.0086 0.0147 0.0068 Peer 0.0071 0.0101 0.0127 0.0175 0.0168 0.0235 0.031 0.0284 Net Charge-Offs, $ in millions CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Exit Portfolios Total Peer Median CF&A Comml. Mortg. Construction Com. Lease Fin. Residential mortgages Home equity Consumer other NPAs 126 106 157 21 7 47 58 Residential mortgages - 1% Commercial lease financing - 4% CRE - commercial mortgage - 21% Commercial, financial and agricultural - 24% Consumer other - 11% Home equity - 9% CRE - construction - 30% $ in millions Continuing Operations 4.64% 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Key 0.0144 0.0143 0.0144 0.0142 0.0138 0.0169 0.017 0.0187 0.019 0.0224 0.0288 0.0348 0.04 0.0431 0.0434 Peer Median 0.0106 0.0106 0.0108 0.0107 0.0109 0.0121 0.0143 0.0162 0.0169 0.0204 0.0217 0.0258 0.0291 0.0328 Allowance to Period-End Loans $203 21 60 32 144 $460 $153 87 71 43 148 $502 $140 80 184 46 137 $587 $224 165 128 50 141 $708 $98 106 113 52 153 $522 3.67%

11 1Q10 Nonperforming Loans = $2,065 billion Nonperforming Assets Nonperforming Asset Trends 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 NPAs to Loans + OREO 0.0146 0.0159 0.0169 0.02 0.0284 0.0377 0.0446 0.0425 0.0431 Peer Median S&P Regional & Diversified Bank Indices 0.0135 0.0165 0.0196 0.0201 0.0276 0.0356 0.0442 0.05 OREO & Other 52 54 103 149 188 218 205 207 168 Held For Sale 9 342 169 90 72 145 304 116 195 Consumer 146 135 147 161 175 193 211 233 222 Comml Construction 610 256 334 436 546 716 702 641 607 Comml Mtg 113 107 119 129 310 454 566 614 579 CF&A & Leasing 185 316 364 496 704 822 811 699 657 Total 1115 1210 1236 1460 1994 2548 2799 2510 2428 Total 54 CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Held for Sale OREO + Other Total 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Allowance to NPLs - Key 4.23 4.39 3.72 3.42 1.92 1.7467 1.2315 1.7457 1.4419 1.3342 1.162 1.0705 1.0852 1.1587 1.1743 Allowance to NPLs - Peer Median 3.24 2.9 2.41 2.1 1.83 1.71 1.25 1.02 1.05 1.02 0.93 0.87 0.84 0.71 Allowance to NPLs Peer Median NPA to Loans + OREO CF&A Comml. Mtg. Construction Commercial lease financing Residential mortgages Home equity Consumer other NPAs 558 579 607 99 72 129 21 Residential mortgages - 4% Commercial lease financing - 5% CRE - commercial mortgage - 28% Commercial, financial and agricultural - 27% Consumer other - 1% Home equity - 6% CRE - construction - 29% $ in millions Continuing Operations $704 310 546 175 72 187 $1,994 $822 454 716 193 145 218 $2,548 $810 566 702 212 304 205 $2,799 $699 614 641 233 116 207 $2,510 $657 579 607 222 195 168 $2,428

12 Fed-defined minimum for a "well capitalized" bank 6.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0753 Capital Raise Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0292 Qualifying Securities 0.025 0.0234 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0216 Tier 1 0.0833 0.0853 0.0855 0.1092 0.1122 0.1257 0.1261 0.1275 0.1296 Tarp Tier 1 - Peer Median 0.0764 0.0822 0.0835 0.106 0.1092 0.1109 0.116 0.1155 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 0.0606 0.0735 0.0758 0.0756 0.0737 Capital Raise Total Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 0.0487 0.0518 0.0632 0.0619 0.0608 10.00% Peer Median (a) 03-31-10 ratio is estimated. 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0753 Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0292 Qualifying capital securities 0.025 0.0235 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0216 Allowance for Loan losses 0.0122 0.0126 0.0126 0.0126 0.0127 0.0129 0.0129 0.013 0.0128 Qualifying LTD 0.0279 0.0261 0.0259 0.0264 0.0269 0.0281 0.0275 0.029 0.0287 Total RBC 0.1234 0.1241 0.124 0.1482 0.1518 0.1667 0.1665 0.1695 0.1711 Total RBC - Peer Median 0.1136 0.1197 0.1215 0.1448 0.143 0.1508 0.1575 0.154 Tier 1 Risk-Based Capital (a) Total Risk-Based Capital (a) Tier 1 Common Equity (a) Tangible Common Equity To Tangible Assets Qualifying Common Convertible Preferred Capital Purchase Program Capital Securities Qualifying ALL/Unfunded Comm. Qualifying LTD 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Common 0.0525 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0753 Capital Raise 0 0 Convertible 0.0066 0.0066 0.0063 0.0068 0.0057 TARP 0.0234 0.0249 0.025 Tangible Equity to Tangible Assets - Key 0.0685 0.056 0.0558 0.0562 0.0562 0.0736 Tarp Tangible Equity to Tangible Assets - Peer Median 0.0568 0.059 0.059 0.0774 0.0795 Tier 1 - Peer Median 0.0287 0.03 0.0327 0.0465 0.0578 0.0714 0.0725 0.071 Capital Ratios

13 Key's Targets for Success (a) Continuing operations, unless otherwise noted (b) Consolidated operations (c) Loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch) (c) Loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch) (c) Loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch) (c) Loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch)

14 Appendix

15 Credit Quality by Portfolio (a) Net charge-off amounts are annualized in calculation. N/M = Not Meaningful $ in millions

16 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Regional Banking 59 77 94 117 144 145 Commercial Banking 76 284 262 264 221 265 Real Estate Capital and Corporate Banking Services 542 527 821 934 868 795 Equipment Finance 158 89 105 114 118 108 Institutional & Capital Markets 53 57 84 75 102 106 Other Segments 172 527 626 576 505 425 Total Balances 1060 1561 1991 2080 1958 1844 Tarp Commercial Portfolio - Line of Business Net Charge-Offs Real Estate Capital & Corporate Banking Services Regional Banking Institutional & Capital Markets $ in millions Nonperforming Loans 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Regional Banking 6.6 6.9 6.7 6.4 6.2 6 Commercial Banking 8 11.2 10.5 9.7 9.2 9 Real Estate Capital and Corporate Banking Services 16.1 15.7 15.1 14.3 13.2 12.3 Equipment Finance 12.1 5 5.1 5 4.6 4.6 Institutional & Capital Markets 8.8 9 8.4 7.4 6.1 5.5 Other Segments 3.7 5.8 5.2 4.6 4.1 3.5 Total Loans 55.2 53.7 51.1 47.5 43.5 41 Tarp 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Regional Banking 21 21 29 33 32 45 Commercial Banking 13 37 42 25 66 19 Real Estate Capital and Corporate Banking Services 80 173 212 276 381 207 Equipment Finance 52 22 29 30 21 18 Institutional & Capital Markets 37 44 12 50 9 26 Other Segments 29 78 86 78 94 94 Total NCO 232 375 410 492 603 410 Tarp Other Segments Equipment Finance Commercial Banking $ in millions Quarterly Average Balances $ in billions $1,843 $41.0

17 Commercial Portfolio - Continuing Ops. Average Loans, NCOs and NPLs $ in millions First Quarter 2010 $ in millions Fourth Quarter 2009

18 Commercial Real Estate $ in millions (a) Nonresidential land and development loans. (a)

19 Commercial Real Estate Loans March 31, 2010 $ in millions (a) Nonresidential land and development loans. N/M = Not Meaningful (a)

20 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Owner-occupied 81 152 174 185 166 176 Other CRE 8 9 37 84 70 93 Land & development 26 85 112 79 87 78 Residential Properties 360 414 523 472 345 322 Health facilties 1 33 52 52 64 Office buildings 26 16 37 41 48 64 Multi-family 4 15 68 80 196 162 Retail Properties 58 165 186 275 290 227 Total CRE 564 856 1170 1268 1255 1186 Commercial Real Estate Period-end Balances Health facilities Owner occupied Multifamily properties Net Charge-Offs Nonperforming Loans Retail properties Office buildings Other CRE Land and development Residential properties 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Owner-occupied 0 0 7 9 19 21 Other CRE 12 9 2 31 63 21 Land & development 2 4 28 24 12 45 Residential Properties 72 110 128 93 123 81 Health facilties 0 0 9 0 0 15 Office buildings 2 0 0 15 17 0 Multi-family 4 0 18 52 22 48 Retail Properties 0 2 28 73 90 32 Total CRE 92 125 220 297 346 263 $ in billions $ in millions $ in millions

21 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Nonperforming 189 65 108 96 57 77 32 23 2 Performing 516 363 259 184 179 100 102 84 44 Total 705 428 367 280 236 177 134 107 46 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Nonperforming 653 282 346 360 414 523 472 345 322 Performing 2985 2433 2010 1794 1425 1118 1020 786 616 Total Reducing Risk - CRE Residential Properties Total Period-end Loans (a) Reduced the Residential Properties (Homebuilder) portfolio by 74% since 1Q08 Initiated process in 2Q08 to aggressively sell at-risk homebuilder loans Reduced exposure to the California market by 93% and the Florida market by 81% since 1Q08 $ in millions California (a) Florida (a) (a) Non-owner occupied Performing loans Nonperforming loans $1,641 $2,154 $2,356 $2,715 $3,638 $1,839 $177 $280 $367 $428 $236 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Nonperforming 162 164 74 69 45 69 65 75 50 Performing 452 360 307 266 226 155 118 70 66 Total 614 524 381 335 271 224 183 145 116 $224 $335 $381 $524 $614 $271 $1,492 $134 $183 $1,131 $107 $145 705 $938 $116 $46

22 Home Equity Loans March 31, 2010 $ in millions, except average loan size (a) Average LTVs are at origination. Current average LTVs for Regional Banking total home equity loans and lines is approximately 81%. (a)

23 Exit Loan Portfolio $ in millions (a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, and Canadian lease financing portfolios; and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases and qualified technological equipment leases. (b) Includes loans in Key's education loan securitization trusts consolidated upon the adoption of new consolidation accounting guidance on January 1, 2010. (b)

24 Net Charge-offs to Average Loans Continuing Operations